Exhibit 99.1

Cheche Technology, a Leading Independent Technology Platform for Auto Insurance in China, to be Publicly Listed through a Merger with Prime Impact Acquisition I (NYSE: PIAI)

Established in 2014, Cheche Technology has pioneered digitizing and empowering the insurance ecosystem to transform industry performance and consumer experience in China through its national transaction platform and SaaS offerings.

Cheche Technology’s primary focus lies in the P&C insurance market in China, in which auto insurance is the largest, high-growth sector with an estimated RMB 1.1 trillion (approximately $159.5 billion) of total auto insurance premiums by 20261.

Cheche Technology expects its unaudited annual revenue for the year ended December 31, 2022 to be approximately RMB 2.5 billion (approximately $360 million).

The proposed transaction represents a pre-money equity value of $760 million for Cheche Technology and an implied pro forma enterprise value of approximately $841 million for the combined company.

BEIJING, China and San Jose, California, Jan. 30, 2023 – Cheche Technology Inc. (“Cheche Technology”), China’s leading auto insurance technology platform, and Prime Impact Acquisition I (“Prime Impact”) (NYSE: PIAI), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”) that will result in Cheche Technology becoming a publicly listed company (the “Proposed Transaction”). Upon closing, the combined company (the “Combined Company”) will be listed on Nasdaq under the new ticker symbol CCG. The Combined Company will continue to be led by Lei Zhang, Founder and Chief Executive Officer of Cheche Technology, and other key executive leadership members.

Cheche Technology has created a unique ecosystem with powerful, self-reinforcing network effects. As of June 30, 2022, Cheche Technology had facilitated a broad range of auto insurance transactions covering over 4,000 vehicle makes with approximately 100 insurance carriers, 400 third-party platforms, and 820,000 referral partners in its ecosystem.

Cheche Technology has scaled its business with a technology-driven, capital-efficient approach and facilitated the issuance of insurance policies with gross written premiums of RMB 11.1 billion (approximately $1.6 billion) in 2021, with estimated growth of 36.3% to RMB 15.2 billion (approximately $2.2 billion) in 20222. Cheche Technology’s track record of strong growth has been largely organic and highly efficient from a marketing standpoint, with a substantial amount of business generated through word-of-mouth referrals and local industry relationships. Cheche Technology expects its unaudited annual revenue for the year ended December 31, 2022 to be approximately RMB 2.5 billion (approximately $360 million).

Cheche Technology has leveraged its technology capabilities, extensive data sets and understanding of China’s insurance industry to develop and launch two cloud-based SaaS solutions for insurance carriers and intermediaries, Sky Frontier and Digital Surge. Digital Surge is an intelligent one-stop SaaS product that helps insurance intermediaries enhance operating efficiency and meet evolving regulatory requirements. Sky Frontier is an AI-based, SaaS analytics engine that helps insurance carriers optimize underwriting and pricing strategies based on market data and proprietary insights. Through its unique SaaS offerings, Cheche Technology is well-positioned to capture significant opportunities resulting from the accelerating digitalization of the auto insurance market in China.

Management Commentary

Dixon R. Doll, Co-Founder, GP Emeritus, DCM, Director of Prime Impact

“Based on my many years of successfully investing in Chinese technology companies, I am very supportive of the transaction with Cheche Technology. I believe in the Prime Impact team’s ability to support Cheche Technology’s entry into the public markets and their ability to continuing growing and innovating in the Chinese insurance sector.”

All currency conversions in this press release based on an exchange rate of USD to RMB: 1 to 6.8972, which is the rate on 12/30/22 as set forth in the H.10 statistical release of the U.S. Federal Reserve Board.

[1]	According to an industry report commissioned by Cheche Technology and prepared by Shanghai iResearch Co., Ltd., China (“iResearch”)
[2]	Gross written premiums based on non-GAAP metric

Mark Long, Co-Founder, Co-CEO and CFO of Prime Impact

“We are very excited to be working with Lei and his excellent team at Cheche Technology in their next chapter of growth and innovation. We have great respect for the platform that Lei and his technical team have built and the trusted relationships they have developed throughout the industry over the last eight years. We appreciate Lei’s strategy of leveraging their extensive insurance transaction platform to provide scalable SaaS and AI-enable analytic solutions to key stakeholders in the insurance ecosystem. We believe the Cheche Technology transaction platform and suite of SaaS solutions can deliver improvements in efficiency, pricing and risk management and create significant value for their partners, customers and stakeholders.”

Lei Zhang, Founder and CEO of Cheche Technology

“It is our great pleasure to have found Mark and the Prime Impact team last year. We have since engaged in deep discussions on the growth and development trajectories our company should take and believe the seasoned, resourceful Prime Impact team can help us get to the next levels. With extensive experience in capital markets, mergers and acquisitions, particularly with a focus on data and technology centric businesses as well as a profound understanding of the Asian markets, Mark and his colleagues check all of the boxes of the great partners we have been looking for on a long-term basis. 2023 has just begun and will be an important year for us, and we can’t wait to get to work to deliver to our customers better products and services that we are constantly enhancing and refining to add to the greater good of the industry, where we hope to continue to evolve and lead.”

Transaction Overview

The Proposed Transaction values the Combined Company at an implied pro forma enterprise value of approximately $841 million, at a price of $10.00 per share, assuming no further redemptions by Prime Impact shareholders. The Proposed Transaction is expected to result in gross proceeds of approximately $68 million to Cheche Technology (assuming no further redemptions by Prime Impact shareholders), and the potential for additional financing. Upon closing, Cheche Technology’s shareholders will retain a majority of the outstanding shares of the Combined Company and Cheche Technology will designate a majority of proposed directors for the Combined Company board.

Cheche Technology expects to use proceeds from the Proposed Transaction to accelerate technology development and new market entry while also continuing to invest in growth across existing markets.

The board of directors of both Cheche Technology and Prime Impact have unanimously approved the Proposed Transaction, which is expected to be completed in the third quarter of 2023, subject to, among other things, approval by the shareholders of Prime Impact and Cheche Technology, and satisfaction (or waiver, as applicable) of the conditions stated in the Business Combination Agreement, including regulatory approvals and other customary closing conditions, including a registration statement on Form F-4 (the “Registration Statement”) to be filed by the Combined Company being declared effective by the SEC, and the listing application of the Combined Company being approved by the Nasdaq Stock Market LLC.

Additional information about the Proposed Transaction, including a copy of the Business Combination Agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by Prime Impact with the SEC and available at https://www.sec.gov/.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC is serving as exclusive financial advisor and lead capital markets advisor to Prime Impact. Goodwin is serving as International legal advisor to Prime Impact. Zhong Lun Law Firm is serving as PRC legal advisor to Prime Impact. Wilson Sonsini is serving as legal advisor to Cheche Technology.

Investor Conference Call and Other Information

Cheche Technology and Prime Impact have recorded a joint investor conference call discussing the Proposed Transaction.

This release, the investor presentation and the conference call recording are available on the Prime Impact IR website at https://ir.primeimpactcapital.com.

About Cheche Technology

Established in 2014 and headquartered in Beijing, China, Cheche Technology is a leading auto insurance technology platform, with a nationwide network of around 110 branches licensed to distribute insurance policies across 24 provinces, autonomous regions and municipalities in China. Capitalizing on its leading position in auto insurance transaction services, Cheche Technology has evolved into a comprehensive, data-driven technology platform that offers a full suite of services and products for digital insurance transactions and insurance SaaS solutions in China. Learn more at https://www.chechegroup.com/en

About Prime Impact

Prime Impact is a Cayman Islands exempted company formed on July 21, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination involving Prime Impact and one or more businesses. Prime Impact is focused on partnering with experienced management teams building innovative, data-centric technology or technology-related companies in key Asian markets with a focus on the Greater China market. Prime Impact is led by Co-Founder, Co-CEO and CFO Mark Long and Co-Founder and Co-CEO Michael Cordano. Learn more at https://ir.primeimpactcapital.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, Cheche Technology’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following closing of the Proposed Transaction, Prime Impact’s and Cheche Technology’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Prime Impact’s and Cheche Technology’s management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Prime Impact and Cheche Technology believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of Prime Impact and Cheche Technology cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Proposed Transaction, which is expected to be filed by the Combined Company with the SEC and other documents filed by the Combined Company or Prime Impact from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Prime Impact nor Cheche Technology can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Transaction due to the failure to obtain approval from Prime Impact’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Proposed Transaction, the amount of redemption requests made by Prime Impact’s public shareholders, costs related to the Proposed Transaction, the impact of the global COVID-19 pandemic, the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by the Combined Company with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2021 of Prime Impact and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Prime Impact nor Cheche Technology presently know or that Prime Impact and Cheche Technology currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of Prime Impact and Cheche Technology as of the date of this press release. Subsequent events and developments may cause those views to change. However, while Prime Impact and Cheche Technology may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Prime Impact or Cheche Technology as of any date subsequent to the date of this press release. Except as may be required by law, neither Prime Impact nor Cheche Technology undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Prime Impact and the Company intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statements to be distributed to Prime Impact’s shareholders in connection with Prime Impact’s solicitation for proxies for the vote by Prime Impact’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to the Company’s securities to be issued in connection with the Proposed Transaction. Prime Impact’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Prime Impact’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about Prime Impact, the Company and the Proposed Transaction. After the registration statement is filed and declared effective, Prime Impact will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction. Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

Prime Impact, Cheche Technology and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Prime Impact’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Prime Impact’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Transaction. You can find more information about Prime Impact’s directors and executive officers in Prime Impact’s final prospectus related to its initial public offering dated September 9, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Prime Impact, the Company or the combined company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts:

Prime Impact:

Mark Long

investorinfo@primeimpactcapital.com

(650) 825-6965

Cheche Technology:

IR@chechegroup.com

Crocker Coulson

crocker.coulson@aummedia.org

(646) 652-7185

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